Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Eddie L. Dunklebarger and Anthony N. Leo, and each of them, his or her true and lawful attorney-in-fact, as agent with full power of substitution and re-substitution for him or her in his or her name, place and stead, in any and all capacity, to sign any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in- fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                                  Title                     Date


/s/ Ronald E. Boyer                        Director             July 1, 2005
--------------------------------
        (Ronald E. Boyer)

/s/ Sandra J. Bricker                      Director             July 1, 2005
--------------------------------
        (Sandra J. Bricker)

                                           Director             July 1, 2005
--------------------------------
        (Peter DeSoto)

                                           Director             July 1, 2005
--------------------------------
        (Aaron S. Kurtz)

                                           Director             July 1, 2005
--------------------------------
        (Earl L. Mummert)


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/s/ Scott J. Newkam                        Director             July 1, 2005
--------------------------------
        (Scott J. Newkam)

/s/ Melvin Pankuch                         Director             July 1, 2005
--------------------------------
        (Melvin Pankuch)

/s/ Robert W. Rissinger                    Director             July 1, 2005
--------------------------------
        (Robert W. Rissinger)

/s/ Allen Shaffer                          Director             July 1, 2005
--------------------------------
        (Allen Shaffer)

/s/ John W. Taylor, Jr.                    Director             July 1, 2005
--------------------------------
        (John W. Taylor, Jr.)

/s/ James A. Ulsh                          Director             July 1, 2005
--------------------------------
        (James A. Ulsh)

/s/ Dale M. Weaver                         Director             July 1, 2005
--------------------------------
        (Dale M. Weaver)

                                           Director             July 1, 2005
--------------------------------
        (Glenn H. Weaver)

/s/ Robert K. Weaver                       Director             July 1, 2005
--------------------------------
       (Robert K. Weaver)

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